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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  July 26, 1999


                      Roberts Pharmaceutical Corporation
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              (Exact Name of Registrant as Specified in Charter)

        New Jersey               1-1-432            22-2429994
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(State or Other Juris-       (Commission File   (IRS Employer
diction of Incorporation)    Number)            Identification No.)

Meridian Center II, 4 Industrial Way West, Eatontown, New Jersey        07724
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (732) 676-1200

______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)



                               Page 1 of 6 Pages
                       (Exhibit Index appears on page 6)
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Item 5. Other Events.

     On July 26, 1999, Roberts Pharmaceutical Corporation, a New Jersey corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Shire Pharmaceuticals Group plc, a public limited company organized under the laws of England and Wales ("Parent"), Ruby Acquisition Sub Inc., a New Jersey corporation ("Acquisition Sub") and a direct wholly-owned subsidiary of Parent, and the Company.

     Following the satisfaction of the conditions to the consummation of the Merger (as hereinafter defined), Acquisition Sub will be merged with and into the Company, with the Company to continue as the surviving corporation in the Merger (the "Surviving Corporation"). In the Merger, each issued and outstanding share of the Company's Common Stock, par value $.01 per share ("Common Stock"), together with the associated Right (as provided pursuant to the Company's Rights Agreement), will be converted into the right to receive from Parent American Depositary Shares ("ADSs") of Parent (represented by American Depositary Receipts ("ADRs") of Parent), each of which represents three Ordinary Shares of Parent ("Parent Ordinary Shares"). The merger consideration is calculated in terms of Parent Ordinary Shares, the value of which is determined by multiplying the price of the ADSs by one-third. The number of Parent Ordinary Shares to which holders of Common Stock will be entitled to receive for each share of Common Stock held (the "Exchange Ratio") will be determined as set forth below:

          (a) if the value of one Parent Ordinary Share (i.e., one-third of the average daily closing price per share of Parent's ADSs for the fifteen consecutive trading days ending on the third trading day immediately preceding the date on which the Company's shareholders will vote to approve the Merger ("Parent Share Value")) is equal to or greater than $7.91, or $23.73 per ADS, and equal to or less than $9.67, or $29.01 per ADS, the Exchange Ratio will be 3.4122, thereby resulting in the shareholders receiving between $26.99 and $33.00 per share of Common Stock;

          (b) if the Parent Share Value is equal to or greater than $7.03, or $21.09 per ADS, and less than $7.91, or $23.73 per ADS, the Exchange Ratio shall be determined by dividing $27.00 by the Parent Share Value, thereby resulting in the shareholders receiving $27.00 per share of Common Stock;

          (c) if the Parent Share Value is less than $7.03, or $21.09 per ADS, the Exchange Ratio shall be 3.8407, thereby resulting in the shareholders receiving less than $27.00 per share of Common Stock;

          (d) if the Parent Share Value is greater than $9.67, or $29.01 per ADS, and less than or equal to $10.55, or $31.65 per ADS, the Exchange Ratio shall be determined by dividing $33.00 by the Parent Share Value, thereby resulting in the shareholders receiving $33.00 per share of Common Stock; and

          (e) if the Parent Share Value is greater than $10.55, or $31.65 per ADS, the Exchange Ratio shall be 3.1280, thereby resulting in the shareholders receiving more than $33.00 per share of Common Stock.

                                       2
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     The Merger is conditioned, among other things, upon the approval of the holders of at least two-thirds of the Common Stock voting at a meeting of the Company's shareholders, and upon the approval of the holders of a majority of Parent Ordinary Shares outstanding present and voting at a meeting of Parent's shareholders. The Merger Agreement also includes a provision for a $30 million termination fee (the "Termination Fee") that is payable either by the Company or Parent if the transaction is not completed under certain circumstances.

     Concurrently with the execution of the Merger Agreement and as a condition and inducement for Parent and Acquisition Sub to enter into the Merger Agreement, the Company and Parent entered into an Option Agreement, dated as of July 26, 1999 (the "Option Agreement"), pursuant to which the Company has granted to Parent an irrevocable option to acquire authorized but unissued shares of Common Stock representing 19.9% of the outstanding shares of Common Stock, which option shall be exercisable upon the occurrence of any event that would entitle Parent to a termination fee under Section 9.2(b) of the Merger Agreement. In the event the option is exercised, the aggregate compensation that Parent may receive from the Termination Fee and any consideration from the sale of Common Stock acquired from the exercise of the option is $32 million. Furthermore, certain of the Company's shareholders (each, a "Certain Shareholder"), entered into Shareholder Agreements, each dated as of July 26, 1999 with Parent (collectively, the "Parent Shareholder Agreements"), pursuant to which, among other things, the Certain Shareholders have agreed to vote the shares of Common Stock owned by them for the approval and the adoption of the Merger Agreement and the transactions contemplated thereby. As an inducement for the Company to enter into the Merger Agreement, certain shareholders of Parent entered into similar shareholder agreements with the Company (collectively with the Parent Shareholder Agreements, the "Shareholder Agreements").

     In addition, on July 26, 1999 the Company entered into an Amendment to Rights Agreement (the "Rights Amendment"), by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), which amends the Company's Rights Agreement, dated as of December 16, 1996 (the "Rights Agreement"), by and between the Company and the Rights Agent. The Rights Amendment provides for (a) the exemption of the events and transactions contemplated by the Merger Agreement from the Rights Agreement and
(b) the change of the threshold of share ownership from 15% to 10% in determining whether a holder of Common Stock shall be deemed an "Acquiring Person" under the Rights Agreement.

  The Merger Agreement, the Option Agreement, the Rights Amendment and the Shareholder Agreements are attached hereto as Exhibits 2.1, 4.1, 4.2 and 10.1 through 10.6, respectively, and are incorporated herein by reference. The foregoing descriptions of such agreements are qualified in their entirety by reference to those documents filed hereto as exhibits.

                                       3
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

     2.1 Agreement and Plan of Merger, dated as of July 26, 1999, by and among Shire Pharmaceuticals Group plc, Ruby Acquisition Sub Inc. and Roberts Pharmaceutical Corporation.

     4.1 Option Agreement, dated as of July 26, 1999, by and between Roberts Pharmaceutical Corporation and Shire Pharmaceuticals Group plc.

     4.2 Amendment to Rights Agreement, dated as of July 26, 1999, by and between Roberts Pharmaceutical Corporation and Continental Stock Transfer & Trust Company.

     10.1 Shareholder Agreement, dated as of July 26, 1999, by and between Robert A. Vukovich and Shire Pharmaceuticals Group plc.

     10.2 Shareholder Agreement, dated as of July 26, 1999, by and between Yamanouchi Group Holdings Inc. and Shire Pharmaceuticals Group plc.

     10.3 Shareholder Agreement, dated as of July 26, 1999, by and between HealthCare Ventures II, L.P. and Roberts Pharmaceutical Corporation.

     10.4 Shareholder Agreement, dated as of July 26, 1999, by and between HealthCare Ventures III, L.P. and Roberts Pharmaceutical Corporation.

     10.5 Shareholder Agreement, dated as of July 26, 1999, by and between HealthCare Ventures IV, L.P. and Roberts Pharmaceutical Corporation.

     10.6 Shareholder Agreement, dated as of July 26, 1999, by and between HealthCare Ventures V, L.P. and Roberts Pharmaceutical Corporation.

     99.1 Joint Press Release of Shire Pharmaceuticals Group plc and Roberts Pharmaceutical Corporation issued July 26, 1999.



                                       4
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                                    SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ROBERTS PHARMACEUTICAL
                                    CORPORATION



Date:  July 26,1999                 By: \s\Anthony A. Rascio
                                        -----------------------------
                                    Name:  Anthony A. Rascio
                                    Title: President and Chief Executive Officer

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                       ROBERTS PHARMACEUTICAL CORPORATION

                  EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K


Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger, dated as of July 26, 1999, by and among Shire Pharmaceuticals Group plc Ruby Acquisition Sub Inc. and Roberts Pharmaceutical Corporation.

4.1 Option Agreement, dated as of July 26, 1999, by and between Roberts Pharmaceutical Corporation and Shire Pharmaceuticals Group plc.

4.2 Amendment to Rights Agreement, dated as of July 26, 1999, by and between Roberts Pharmaceutical Corporation and Continental Stock Transfer & Trust Company.

10.1 Shareholder Agreement, dated as of July 26, 1999, by and between Robert A. Vukovich and Shire Pharmaceuticals Group plc.

10.2 Shareholder Agreement, dated as of July 26, 1999, by and between Yamanouchi Group Holdings Inc. and Shire Pharmaceuticals Group plc.

10.3 Shareholder Agreement, dated as of July 26, 1999, by and between HealthCare Ventures II, L.P. and Roberts Pharmaceutical Corporation.

10.4 Shareholder Agreement, dated as of July 26, 1999, by and between HealthCare Ventures III, L.P. and Roberts Pharmaceutical Corporation.

10.5 Shareholder Agreement, dated as of July 26, 1999, by and between HealthCare Ventures IV, L.P. and Roberts Pharmaceutical Corporation.

10.6 Shareholder Agreement, dated as of July 26, 1999, by and between HealthCare Ventures V, L.P. and Roberts Pharmaceutical Corporation.

99.1 Joint Press Release by Shire Pharmaceuticals Group plc and Roberts Pharmaceutical Corporation issued on July 26, 1999.



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